            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of March, 2004.

                                               /s/ Timothy R. Schwertfeger
                                               ---------------------------------
                                               Timothy R. Schwertfeger

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 23rd day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ---------------------------------
My Commission Expires:  10/27/05               Notary Public

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC
F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 24th day of March, 2004.

                                               /s/ William E. Bennett
                                               ---------------------------------
                                               William E. Bennett

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ---------------------------------
My Commission Expires:  10/27/05               Notary Public

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 24th day of March, 2004.

                                               /s/ Robert P. Bremner
                                               ---------------------------------
                                               Robert P. Bremner

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ---------------------------------
My Commission Expires:  10/27/05               Notary Public

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 24th day of March, 2004.

                                               /s/ Lawrence H. Brown
                                               ---------------------------------
                                               Lawrence H. Brown

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ---------------------------------
My Commission Expires:  10/27/05               Notary Public

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC
F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of March, 2004.

                                               /s/ Jack B. Evans
                                               ---------------------------------
                                               Jack B. Evans

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 23rd day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ---------------------------------
My Commission Expires:  10/27/05               Notary Public

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 24th day of March, 2004.

                                               /s/ William C. Hunter
                                               ---------------------------------
                                               William C. Hunter

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ---------------------------------
My Commission Expires:  10/27/05               Notary Public

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 24th day of March, 2004.

                                                     /s/ Anne E. Impellizzeri
                                                   -----------------------------
                                                   Anne E. Impellizzeri

STATE OF    ILLINOIS         )
        ----------------
                             )SS
COUNTY OF       COOK         )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                               /s/ Virginia L. Corcoran
                                                   ------------------------
Notary Public, State of Illinois                   Notary Public
My Commission Expires: 10/27/05

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC
F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 24th day of March, 2004.

                                                      /s/ William L. Kissick
                                                   -----------------------------
                                                   William L. Kissick

STATE OF    ILLINOIS         )
        ----------------
                             )SS
COUNTY OF       COOK         )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                               /s/ Virginia L. Corcoran
                                                   ------------------------
Notary Public, State of Illinois                   Notary Public
My Commission Expires: 10/27/05

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC
F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 24/th/ day of March, 2004.


                                        /s/ Thomas E. Leafstrand
                                        ----------------------------------------
                                        Thomas E. Leafstrand


STATE OF ILLINOIS  )
                   )SS
COUNTY OF COOK     )

On this 24/th/ day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


"OFFICIAL SEAL"                         /s/ Virginia L. Corcoran
Virginia L. Corcoran                    ----------------------------------------
Notary Public, State of Illinois        Notary Public
My Commission Expires: 10/27/05

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 24th day of March, 2004.

                                                   /s/ Peter R. Sawers
                                                   -----------------------------
                                                   Peter R. Sawers

STATE OF      ILLINOIS       )
        ------------------
                             )SS
COUNTY OF       COOK         )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                               /s/ Virginia L. Corcoran
                                                   ------------------------
Notary Public, State of Illinois                   Notary Public
My Commission Expires: 10/27/05

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 23rd day of March, 2004.

                                                   /s/ William J. Schneider
                                                   -----------------------------
                                                   William J. Schneider

STATE OF    ILLINOIS         )
        ----------------
                             )SS
COUNTY OF       COOK         )
          --------------

On this 23rd day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                               /s/ Virginia L. Corcoran
                                                   ------------------------
Notary Public, State of Illinois                   Notary Public
My Commission Expires: 10/27/05

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 24th day of March, 2004.

                                                   /s/ Judith M. Stockdale
                                                   -----------------------------
                                                   Judith M. Stockdale

STATE OF    ILLINOIS         )
        ----------------
                             )SS
COUNTY OF       COOK         )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                               /s/ Virginia L. Corcoran
                                                   ------------------------
Notary Public, State of Illinois                   Notary Public
My Commission Expires: 10/27/05

            NUVEEN CALIFORNIA MUNICIPAL HIGH INCOME OPPORTUNITY FUND
               NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 4
            NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND 2
            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 4
               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC
F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 24th day of March, 2004.

                                                     /s/ Sheila W. Wellington
                                                   -----------------------------
                                                   Sheila W. Wellington

STATE OF    ILLINOIS         )
        ----------------
                             )SS
COUNTY OF       COOK         )
          --------------

On this 24th day of March, 2004, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                               /s/ Virginia L. Corcoran
                                                   ------------------------
Notary Public, State of Illinois                   Notary Public
My Commission Expires: 10/27/05